Exhibit 99.3 1Q’19 Financial Results April 18, 2019

Disclaimers Cautionary Statement Regarding Forward-Looking Statements The following slides are part of a presentation by Synchrony Financial in connection with reporting quarterly financial results. No representation is made that the information in these slides is complete. For additional information, see the earnings release and financial supplement included as exhibits to our Current Report on Form 8- K filed today and available on our website (www.synchronyfinancial.com) and the SEC's website (www.sec.gov). All references to net earnings and net income are intended to have the same meaning. This presentation contains certain forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. Forward-looking statements may be identified by words such as “expects,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “targets,” “outlook,” “estimates,” “will,” “should,” “may” or words of similar meaning, but these words are not the exclusive means of identifying forward-looking statements. Forward-looking statements are based on management's current expectations and assumptions, and are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, actual results could differ materially from those indicated in these forward-looking statements. Factors that could cause actual results to differ materially include global political, economic, business, competitive, market, regulatory and other factors and risks, such as: the impact of macroeconomic conditions and whether industry trends we have identified develop as anticipated; retaining existing partners and attracting new partners, concentration of our revenue in a small number of Retail Card partners, promotion and support of our products by our partners, and financial performance of our partners; cyber-attacks or other security breaches; higher borrowing costs and adverse financial market conditions impacting our funding and liquidity, and any reduction in our credit ratings; our ability to grow our deposits in the future; our ability to securitize our loan receivables, occurrence of an early amortization of our securitization facilities, loss of the right to service or subservice our securitized loan receivables, and lower payment rates on our securitized loan receivables; changes in market interest rates and the impact of any margin compression; effectiveness of our risk management processes and procedures, reliance on models which may be inaccurate or misinterpreted, our ability to manage our credit risk, the sufficiency of our allowance for loan losses and the accuracy of the assumptions or estimates used in preparing our financial statements; our ability to offset increases in our costs in retailer share arrangements; competition in the consumer finance industry; our concentration in the U.S. consumer credit market; our ability to successfully develop and commercialize new or enhanced products and services; our ability to realize the value of acquisitions and strategic investments; reductions in interchange fees; fraudulent activity; failure of third parties to provide various services that are important to our operations; disruptions in the operations of our computer systems and data centers; international risks and compliance and regulatory risks and costs associated with international operations; alleged infringement of intellectual property rights of others and our ability to protect our intellectual property; litigation and regulatory actions; damage to our reputation; our ability to attract, retain and motivate key officers and employees; tax legislation initiatives or challenges to our tax positions and/or interpretations, and state sales tax rules and regulations; a material indemnification obligation to GE under the Tax Sharing and Separation Agreement with GE if we cause the split-off from GE or certain preliminary transactions to fail to qualify for tax-free treatment or in the case of certain significant transfers of our stock following the split-off; regulation, supervision, examination and enforcement of our business by governmental authorities, the impact of the Dodd- Frank Wall Street Reform and Consumer Protection Act and the impact of the Consumer Financial Protection Bureau’s regulation of our business; impact of capital adequacy rules and liquidity requirements; restrictions that limit our ability to pay dividends and repurchase our common stock, and restrictions that limit the Synchrony Bank’s ability to pay dividends to us; regulations relating to privacy, information security and data protection; use of third-party vendors and ongoing third-party business relationships; and failure to comply with anti-money laundering and anti-terrorism financing laws. For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this presentation and in our public filings, including under the heading “Risk Factors” in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as filed on February 15, 2019. You should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties, or potentially inaccurate assumptions that could cause our current expectations or beliefs to change. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law. Differences between this presentation and the supplemental financials may occur due to rounding. 2

1Q'19 Highlights

Financial Highlights

- $1.107 billion Net earnings, $1.56 diluted EPS
  - Reserve release related to Walmart portfolio being moved to HFS was $522 million, or $395 million after-tax; EPS benefit of $0.56
- Strong growth metrics
  - Loan receivables up 3%; up 17% on a core basis [(a)]
  - Net interest income up 10%
  - Purchase volume up 10%
  - Average active accounts up 8%
- Net charge-offs 6.06% compared to 6.14% in the prior year
- Provision for loan losses down 37% driven by Walmart portfolio reserve release
- RSAs/average receivables increased to 4.30% due to lower reserve build and program mix
- Efficiency ratio 31.0% compared to 30.9% in the prior year
- Reclassed Walmart portfolio Loan receivables to held for sale [(b)]
- Deposits up $7.5 billion compared to prior year
- Strong capital and liquidity
  - 14.5% CET1 & $17.4 billion liquid assets
  - Returned $1.1 billion in capital through $966 million of share repurchases and $150 million in dividends

Business Highlights

- Renewed and extended key relationships

P.C. RICHARD & SON APPLIANCES • ELECTRONICS • MATTRESSES

Rheem

SUZUKI

- Expanding our network to create broader acceptance


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Simplee

- Expanding CareCredit product offering through acquisition of Pets Best and entry into pet insurance as managing general agent

Pets Best PET HEALTH INSURANCE

(a) Loan receivables shown above on a Core basis is a non-GAAP measure and excludes from both the prior year and the current year amounts related to the Walmart portfolio. See non-GAAP reconciliation in the appendix

(b) Walmart portfolio totaled $8.7 billion of Loan receivables at March 31, 2019, of which $8.1 billion has been reclassified to Loan receivables held for sale. The remaining amounts held for investment represent certain Loan receivables we believe will charge-off prior to the expected closing date of the sale of the Walmart portfolio.

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Growth Metrics Purchase volume +10% Loan receivables +3% $ in billions $ in billions $32.5 $29.6 $77.9 $80.4 (a) Core $68.3 $79.7 +17% 1Q’18 1Q’19 1Q’18 1Q’19 Average active accounts +8% Interest and fees on loans +12% in millions $ in millions $4,687 77.1 71.3 $4,172 1Q’18 1Q’19 1Q’18 1Q’19 (a) Loan receivables shown above on a Core basis is a non-GAAP measure and excludes from both the prior year and the current year amounts related to the Walmart portfolio. See non-GAAP reconciliation in the appendix 4

Platform Results[a]

Retail Card[b]

Loan receivables, $ in billions


+1%
$51.2
$51.5
Core[c]
$41.6
$50.8
+22%

Payment Solutions[b]

Loan receivables, $ in billions


+8%
$17.9
$19.4

CareCredit

Loan receivables, $ in billions


+7%
$8.8
$9.5

	Retail Card			Payment Solutions			CareCredit		
	1Q'18	1Q'19	V%	1Q'18	1Q'19	V%	1Q'18	1Q'19	V%
Purchase volume	$22.1	$24.7	+11%	$5.1	$5.2	+4%	$2.4	$2.6	+8%
Accounts	53.4	58.6	+10%	12.0	12.4	+3%	5.9	6.1	+4%
Interest and fees on loans	$3,015	$3,454	+15%	$643	$686	+7%	$514	$547	+6%

Retail Card

- Growth driven by PayPal Credit program acquisition
- Interest and fees on loans up 15% driven by PayPal Credit program acquisition

Payment Solutions

- Strong growth led by home furnishings and luxury
- Interest and fees on loans up 7% driven by receivable growth

CareCredit

- Strong growth led by dental and veterinary
- Interest and fees on loans up 6% driven by receivable growth

(a) Accounts represent average active accounts in millions, which are credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month. Purchase volume $ in billions and Interest and fees on loans $ in millions

(b) Beginning in 1Q 2019, our Oil and Gas retail partners are now included in our Payment Solutions sales platform. Prior period financial and operating metrics for Retail Card and Payment Solutions have been recast to reflect the current period presentation

(c) Loan receivables shown above on a Core basis is a non-GAAP measure and excludes from both the prior year and the current year amounts related to the Walmart portfolio. See non-GAAP reconciliation in the appendix

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Financial Results

Summary earnings statement

$ in millions, except ratios

	1Q'19	1Q'18	B/(W) $	B/(W) %
Total interest income	$4,786	$4,244	$542	13%
Total interest expense	560	402	(158)	(39)%
Net interest income (NII)	**4,226**	**3,842**	**384**	**10%**
Retailer share arrangements (RSA)	(954)	(720)	(234)	(33)%
NII, after RSA	**3,272**	**3,122**	**150**	**5%**
Provision for loan losses	859	1,362	503	37%
Other income	92	75	17	23%
Other expense	1,043	988	(55)	(6)%
Pre-Tax earnings	**1,462**	**847**	**615**	**73%**
Provision for income taxes	355	207	(148)	(71)%
Net earnings	**$1,107**	**$640**	**$467**	**73%**
Diluted earnings per share	**$1.56**	**$0.83**	**$0.73**	

1Q'19 Highlights

- **$1.107 billion Net Earnings, $1.56 diluted EPS**
- **Net interest income up 10% driven by growth in Loan receivables**
  - Interest and fees on loans up 12% driven by average loan receivables growth
  - Interest expense increase driven by increased benchmark rates and growth
- **Retailer share arrangements up 33%**
  - Increase driven by lower reserve build, growth and improved performance
- **Provision for loan losses down 37% driven by the release of the portion of the Walmart portfolio reserve related to the held for sale reclass**
  - Net charge-offs of 6.06% compared to 6.14% in the prior year
- **Other expense up 6%**
  - Driven primarily by PayPal Credit program

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Net Interest Income Net interest income $ in millions, % of average interest-earning assets 1Q'19 Highlights +10% • Net interest income increased 10% compared to prior year driven by growth in Loan receivables $4,226 $3,842 − Interest and fees on loans increased 12% compared to prior year driven by average loan receivables growth • Net interest margin up 3bps. − Loan receivables mix as a percent of total earning assets increased from 81.4% to 84.4% 16.05% 16.08% driven primarily by the PayPal Credit program acquisition − Loan receivables yield 21.14%, down 25bps. versus prior year primarily driven by the impact of the PayPal Credit program − Total interest-bearing liabilities cost increased 54bps. to 2.64%, due to increased benchmark rates 1Q'18 1Q'19 7

Asset Quality Metrics

30+ days past due

$ in millions, % of period-end loan receivables


$3,120
$3,208
$3,694
$3,831
$3,521
$3,293
$4,021
$4,430
$3,957
4.25%
4.25%
4.80%
4.67%
4.52%
4.17%
4.59%
4.76%
4.92%
(a)
1Q'17
2Q'17
3Q'17
4Q'17
1Q'18
2Q'18
3Q'18
4Q'18
1Q'19

Net charge-offs

$ in millions, % of average loan receivables including held for sale


$974
$1,001
$950
$1,141
$1,198
$1,159
$1,087
$1,248
$1,344
5.33%
5.42%
4.95%
5.78%
6.14%
5.97%
4.97%
5.54%
6.06%
(b)
1Q'17
2Q'17
3Q'17
4Q'17
1Q'18
2Q'18
3Q'18
4Q'18
1Q'19

90+ days past due

$ in millions, % of period-end loan receivables


$1,508
$1,435
$1,707
$1,869
$1,776
$1,561
$1,833
$2,135
$2,019
2.06%
1.90%
2.22%
2.28%
2.28%
1.98%
2.09%
2.29%
2.51%
(c)
1Q'17
2Q'17
3Q'17
4Q'17
1Q'18
2Q'18
3Q'18
4Q'18
1Q'19

Allowance for loan losses

$ in millions, % of period-end loan receivables


$4,676
$5,001
$5,361
$5,574
$5,738
$5,859
$6,223
$6,427
$5,942
6.37%
6.63%
6.97%
6.80%
7.37%
7.43%
7.11%
6.90%
7.39%
1Q'17
2Q'17
3Q'17
4Q'17
1Q'18
2Q'18
3Q'18
4Q'18
1Q'19

(a) Excluding the PayPal Credit program and Walmart Portfolio, 1Q'19 30+ rate was down ~10bps. versus 1Q'18
(b) Excluding the PayPal Credit program and Walmart Portfolio, 1Q'19 net charge-off rate was down ~30bps. versus 1Q'18
(c) Excluding the PayPal Credit program and Walmart Portfolio, 1Q'19 90+ rate was down ~5bps. versus 1Q'18

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Other Expense Other expense $ in millions +6% 1Q'19 Highlights $1,043 • Other expense up 6% $988 ‒ Other expense increase driven primarily by PayPal Credit program • Efficiency ratio 31.0% vs. 30.9% prior year 1Q'18 1Q'19 V$ V% Employee costs $358 $353 $(5) (1)% Professional fees 166 232 66 40% Marketing/BD 121 123 2 2% Information processing 104 113 9 9% Other 239 222 (17) (7)% Other expense $988 $1,043 $55 6% (a) Efficiency 30.9% 31.0% 0.1pts. (a) “Other expense” divided by sum of “NII, after RSA” plus “Other income” 9

Funding, Capital and Liquidity Funding sources Capital ratios $ in billions Common equity Tier 1% - Basel III fully phased-in V$ $86.0 16.8% 14.5% $77.6 $9.8 +$1.0 Unsecured $8.8 $12.1 $(0.1) Securitization $12.2 1Q'18 1Q'19 $64.1 +$7.5 Deposits $56.6 Liquidity(a) $24.6 $23.4 $ in billions 1Q'18 1Q'19 Variance Deposits 73% 75% +2 pts. Securitization 16% 14% (2) pts. 1Q'18 1Q'19 Unsecured 11% 11% - pts. Liquid assets $18.6 $17.4 Undrawn credit facilities 6.0 6.1 Total liquidity $24.6 $23.4 % of Total assets 25.7% 22.2% (a) Does not include unencumbered assets in the Bank that could be pledged 10

1Q'19 Wrap Up

- Net earnings of $1.107 billion … $1.56 diluted earnings per share
  - Reserve release related to Walmart portfolio being moved to HFS was $522 million, or $395 million after-tax; EPS benefit of $0.56
- Broad based growth … Purchase volume +10%, Core Loan receivables +17%[(a)], Net interest income +10%
- Renewed key partners P.C. Richard & Son, Suzuki and Rheem
- Expanded our network to create broader acceptance with Synchrony Car Care, Synchrony Home and Simplee
- Continued to expand CareCredit product offering through acquisition of Pets Best and entry into pet insurance as managing general agent
- Fast-growing deposit platform … deposits at $64.1 billion comprising 75% of funding
- Returned $1.1 billion in capital through $966 million of share repurchases and $150 million in dividends
- Strong balance sheet, 14.5% CET1 and $17.4 billion of liquid assets

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(a) Loan receivables shown above on a Core basis is a non-GAAP measure and excludes from both the prior year and the current year amounts related to the Walmart portfolio. See non-GAAP reconciliation in the appendix

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Appendix 13

Non-GAAP Reconciliation The following table sets forth the components of our Loan receivables for the periods indicated below. $ in billions At March 31, Total Retail Card 2018 2019 2018 2019 Loan receivables . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $77.9 $80.4 $51.2 $51.5 Less: Walmart Loan receivables . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (9.6) (0.7) (9.6) (0.7) Core Loan receivables . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $68.3 $79.7 $41.6 $50.8 14